UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2010

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8875 Aero Drive, Suite 200, San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 25, 2010, the Compensation Committee of our Board of Directors (the “Compensation Committee”) approved the following executive compensation arrangements.

2009 Key Contributor Plan

The Compensation Committee approved awards of cash bonuses under the Company’s 2009 Key Contributor Plan. The awards were based upon individual performance in 2009, the Company’s performance relative to certain financial goals for the year ended December 31, 2009 and the management’s contribution to certain key corporate initiatives during the year. The Company’s performance factor for 2009 under the 2009 Key Contributor Plan was earnings before interest, tax, depreciation and amortization. The Compensation Committee approved the following payments under the 2009 Key Contributor Plan to the Named Executive Officers identified in the Company’s most recent proxy statement:

Brandon Black	$621,390
Paul Grinberg	$436,800

Named Executive Officer Salaries

The Compensation Committee approved the following salaries for the Named Executive Officers, effective March 15, 2010:

Brandon Black	$426,688
Paul Grinberg	$300,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: March 1, 2010	/s/ PAUL GRINBERG
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

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